Exhibit 99.2

MARKER THERAPEUTICS CORPORATE PRESENTATION August 2025 NASDAQ: MRKR

Forward Looking Statements Certain statements contained herein are forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, and Section 27 A of the Securities Act of 1933 , as amended, that involve risks and uncertainties . All statements other than statements relating to historical matters including statements to the effect that we “believe”, “expect”, “anticipate”, “plan”, “target”, “intend” and similar expressions, including without limitation statements regarding Marker Therapeutics, Inc . ’s (“Marker” or the “Company”) intentions, beliefs, projections, outlook, analyses or current expectations are “forward - looking statements” . Forward - looking statements include statements concerning, among other things : the Company’s research, development and regulatory activities and expectations relating to its non - engineered multi - antigen recognizing (MAR) T cell therapies ; the effectiveness of the Company’s programs or the possible range of application and potential curative effects and safety in the treatment of diseases ; the timing, conduct and success of the Company’s clinical trials of its product candidates, including MT - 401 for the treatment of patients with Acute Myeloid Leukemia (“AML”) or Myelodysplastic Syndrome (“MDS”), MT - 401 Off - the - Shelf (“OTS”) for the treatment of patients with AML, and MT - 601 for the treatment of patients with relapsed lymphoma ; the Company’s long - term stability and cash runway ; the Company’s optimized manufacturing process ; and the future development of MAR - T cell therapies (formerly known as multiTAA - specific T cells) . Forward - looking statements are by their nature subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements . Such risks, uncertainties and factors include, but are not limited to the risks set forth in the Company’s most recent Forms 10 - K, 10 - Q and other SEC filings which are available through EDGAR at WWW . SEC . GOV . No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the information contained herein . Accordingly, none of the Company, or any of its principals, partners, subsidiaries or affiliates, or any of such person’s board members, officers or employees accepts any liability whatsoever arising directly or indirectly from the use of this presentation . Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgement and analysis, which may or may not be correct . No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized . This presentation does not purport to contain all of the information that may be required to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company and the data and information contained herein . Any forward - looking statements are not guarantees of future performance and actual results may differ materially from estimates in the forward - looking statements . Unless otherwise stated, all information in this presentation is as of the date of the cover page of this presentation, and the Company undertakes no obligation to revise these forward - looking statements to reflect events or circumstances that arise after the date hereof . 2

3 MAR - T Cell Platform MAR - T (Multi - Antigen Recognizing T cell, formerly known as multiTAA) technology was developed at Baylor College of Medicine and, we believe, offers key therapeutic and manufacturing advantages over traditional T cell therapies Attractive Safety Profile MAR - T cells are non - genetically engineered and were well - tolerated in clinical trials to date, with a favorable safety profile and no observation of immune - effector cell associated neurotoxicity syndrome (ICANS) attributed to MAR - T cell technology MT - 601 – Lead Clinical Product Marker’s lead product, MT - 601 , targets 6 tumor - specific antigens (Survivin, PRAME, NY - ESO - 1 , MAGE - A 4 , SSX 2 , WT - 1 ) for a broad tumor recognition MT - 601 - APOLLO Study MT - 601 in Phase 1 clinical trial has shown durable objective response rates in patients with lymphoma who relapsed after anti - CD 19 CAR - T cells or where CAR - T cell therapy is not an option Multiple INDs & Strong IP Position FDA cleared INDs for three MAR - T based clinical programs Strong IP position and world - wide exclusive license on MAR - T technology from Baylor College of Medicine Non - Dilutive Funding Support Ongoing efforts to obtain non - dilutive funding ; to date Marker was awarded over $ 30 million non - dilutive funding (NIH, FDA, CPRIT) Marker Therapeutics – Value Proposition

MAR - T Technology 4

Mechanism of Action of MAR-T Cells


Overlapping peptides
PBMC isolation
Activation
MAR-T cells
Expansion & Infusion
MAR-T cells
TCR
TRAIL
FASL
PRAME
WT-1
NY-ESO-1
Survivin
SSX2
MAGE-A4
Apoptosis
Tumor cell

- Multi Antigen Recognition
- No Genetic Engineering
- For Blood & Solid Tumors
- Multi Epitope Recognition
- Low Risk for CRS or ICANS
- Intra- & Extra-Cellular Targets

- MAR-T cells target up to 6 antigens[1,2] for a more potent, durable anti-tumor response.
- MAR-T cells lack genetic modification; Natural T cells expanded ex vivo pose no mutagenesis risk.
- MAR-Ts intend to address challenges faced by Bispecific Antibodies, CAR-T and TCR approaches.
- MAR-T platform technology developed at Baylor College of Medicine.

(1) MT-601 targets six tumor antigens (Survivin, PRAME, NY-ESO-1, WT-1, MAGE-A4, SSX2).
(2) MT-401 targets four tumor antigens (Survivin, PRAME, NY-ESO-1, WT-1).

MARKER Therapeutics 5

• No genetic engineering • Natural T cell expansion • Uninterrupted cell expansion • Reproducible process • Cost - effective process PBMC, peripheral blood mononuclear cells. 6 MAR - T Cells are Generated in a Simple Manufacturing Process

MAR - T Pipeline for Hematologic Malignancies and Solid Tumors 7 PHASE 2 PHASE 1 IND PRECLINICAL PROGRAM / INDICATION HEMATOLOGIC MALIGNANCIES MT - 601 1 (APOLLO) Lymphoma – Autologous MT - 401 - OTS 2 AML – Allogenic Off - the - Shelf (OTS) SOLID TUMORS MT - 601 1 Pancreatic Cancer – Autologous AML, Acute Myeloid Leukemia. (1) MT - 601 targets six tumor antigens (Survivin, PRAME, NY - ESO - 1, WT - 1, MAGE - A4, SSX2). (2) MT - 401 targets four tumor antigens (Survivin, PRAME, NY - ESO - 1, WT - 1).

MT - 601 – APOLLO STUDY MAR - Ts targeting 6 tumor antigens for patients with lymphoma who relapsed after anti - CD 19 CAR - T cells or where CAR - T cell therapy is not an option 8

APOLLO Study Utilizes an Optimized MAR-T Cell Product

BAYLOR STUDY [1]

- MAR-T cell product targeted **5 tumor antigens**
- Demonstrated durable responses for up to 5 years without CRS or ICANS
- Cell Dose: $10x10^6$ – $40x10^6$
- Manufacturing Process:
  - Average Potency: 77 SFU/ $2x10^5$ cells

MARKER'S MT-601 STUDY (APOLLO)

- MAR-T cell product targets **6 tumor antigens** for broader target specificity
- Higher Cell Dose: $200x10^6$ – $400x10^6$
- Improved Manufacturing Process:
  - 4x increased potency (Average Potency: 1,200 SFU/ $2x10^5$ cells)

[1] Vasileiou S et al. J Clin Oncol 2021. TACTAL study, ClinicalTrials.gov Identifier: NCT01333046.

MARKER Therapeutics
9

Marker MT - 601 APOLLO Clinical Trial Design Lymphoma Patient 10 MT - 601 Dose Escalation 100 - 400 x 10 6 cells N=24 STUDY DESIGN Enroll different histopathologies (e.g. DLBCL, FL, MZL, MCL, HL) Histopathology - specific (DLBCL – CAR - T and/or Bispecific relapse) DLBCL, Diffuse Large B Cell Lymphoma; FL, Follicular Lymphoma; MZL , Marginal Zone Lymphoma; MCL, Mantle Cell Lymphoma; HL, Hodgkin’s Lymphoma. MT - 601 Dose Expansion Disease - specific cohort (DLBCL) Start June 17, 2025

MT - 601 Shows Early Objective Responses in Participants with Non - Hodgkin Lymphoma (NHL) 20 0 Best Response 40 60 80 100 Percentage (%) Complete Response Partial Response Progressive Disease ORR=66% CRR=50% N = 12 Study participant diagnosed with LBCL had 10 prior treatment lines (incl . bispecific antibodies and anti - CD 19 CAR - Ts) . Study participant received 100 x 10 6 cells and achieved Complete Response at first response assessment . (1) Objective Responses in Patients Who Have Been Heavily Pre - Treated Pre - Infusion After MT - 601 Infusion 11 * Data as of June 2025. ORR, Objective Response Rate; CRR, Complete Response Rate. (1) Presentation by Geoffrey Shouse (City of Hope), 11 th Global Summit on Hematologic Malignancies, Whistler April 2024. • Safety Favorable safety profile; No observation of ICANS • Efficacy 8 out of 12 patients achieved objective responses (66%) at first response assessment Response Rates *

0 3 6 18 007 - 601 007 - 603 007 - 604 009 - 603 008 - 601 009 - 601 010 - 601 010 - 602 004 - 602 007 - 602 001 - 602 005 - 601 Patients Treated 12 Patients Treated in Phase 1 APOLLO Trial – Non - Hodgkin Lymphoma 9 12 15 Months Follow - Up MT - 601 infusion ǂ Complete Response Partial Response ǂ Continued Response Re - Infusion of MT - 601 ǂ x Death x x x x Disease Progression Response Gap • ORR=8/12 (66%); CRR=6/12 (50%) • 5 participants showed ≥ 6 months durable response ; including 3 participants with ≥ 12 months Patients Treated 1 LBCL 2 tFL/LBCL 3 tFL/LBCL 9 MZL 11 FL 6 LBCL 8 MCL 14 LBCL 19 LBCL 7 LBCL 4 LBCL 5 LBCL 21 24 Data as of June 2025

13 Study Participants with NHL show Early Objective Responses Complete Response Partial Response CR, Complete Response; PR, Partial Response; PD, Progressive Disease; LD, Lymphodepletion; FL, Follicular Lymphoma; LBCL, Large B Cell Lymphoma; MZL , Marginal Zone Lymphoma; MCL, Mantle Cell Lymphoma. Best Response Bispecific Antibodies CAR - T Therapy Disease Histology Dose Level LD Patient ID CR No Yes LBCL 200x10 6 No 1 CR Yes Yes tFL/LBCL 200x10 6 No 2 CR No No tFL/LBCL 200x10 6 No/Yes 3 CR No No MZL 200x10 6 Yes 9 CR Yes Yes FL 200x10 6 Yes 11 PR No No LBCL 200x10 6 Yes 6 PR No Yes MCL 200x10 6 Yes 8 PD Yes Yes LBCL 200x10 6 Yes 14 PD No Yes LBCL 200x10 6 Yes 19 CR Yes Yes LBCL 100x10 6 Yes 7 PD No Yes LBCL 200x10 6 No 4 PD No Yes LBCL 200x10 6 No 5 Data as of June 2025

14 Study Participants with HL show Early Objective Responses HL, Hodgkin’s Lymphoma. (1) Patient scan provided by Dr. Haitham Abdelhakim (University of Kansas). 40 Percentage (%) 20 0 Best Response Progressive Disease Partial Response Complete Response Response Rates N = 9 100 80 60 ORR=78% CRR=11% Baseline D 60 Scan Study participant diagnosed with HL had 8 prior lines of treatment . Study participant received 300 x 10 6 cells and achieved a Partial Response at first response assessment . (1) Data as of June 2025

MT - 601 Appears Safe and Well Tolerated No Dose Limiting Toxicities (DLTs) reported (doses tested ranged from 100x10 6 to 400x10 6 cells) 2 Grade 1 CRS events reported (fever; no treatment required) No ICANS reported Long term toxicities currently being assessed CRS, Cytokine Release Syndrome; ICANS, immune effector cell - associated neurotoxicity syndrome. 15 Data as of June 2025

16 Relapsed Lymphoma is a Large, Growing Market Opportunity • Autologous CD 19 CAR - Ts have become a standard of care in R/R NHL, generating global revenues of $ 3 . 1 B in 2024 ( 26 % y/y growth) • CAR - Ts are expected to show sustained growth based on label/geographic expansion and continued lowering of access barriers • Currently, ~ 8 , 000 patients are treated annually with CD 19 CAR - Ts globally ; as CAR - Ts move to first line therapy, we expect the number of patients who are CAR - T - eligible and those who relapse will be much larger Global Market Potential for MT - 601 *Based on annual reported sales of CD19 CAR - Ts and internal estimates. 2024 0 1 2 3 4 Revenue (Billion USD) $1.7B* $3B+* 2030 (projected) Post - CD19 CAR - T Could be a Multi - Billion Dollar Market

Future Developments 17

MT - 401 - OTS & MT - 601 – Advancing Allogeneic and Solid Tumor Programs 18 MT - 401 Off - the - Shelf MT - 601 in Pancreatic Cancer • Manufactured from healthy donors ; Marker has cellular inventory with plans to expand • PoC studies completed with data supporting clinical benefits of technology • IND to investigate MT - 401 in an “Off - the - Shelf” setting (MT - 401 - OTS) in AML or Myelodysplastic Syndrome (MDS) granted by FDA • Orphan Drug Designation granted by FDA and the European Medicines Agency (EMA) • Non - dilutive funding from FDA, CPRIT and NIH to support clinical investigation of MT - 401 - OTS in patients with AML • FDA has granted an IND to investigate MT - 601 in patients with metastatic pancreatic cancer in combination with front - line chemotherapy • Marker received $ 9 . 5 million from CPRIT and $ 2 million from NIH SBIR to support the investigation of MT - 601 in patients with pancreatic cancer PoC, Proof - of - Concept.

Key Takeaways 19 In contrast to single antigen - targeting T cell therapies, MAR - Ts target multiple epitopes within up to 6 tumor - specific antigens, thereby reducing the possibility of tumor escape MAR - Ts do not require genetic engineering APOLLO study highlights: • MT - 601 was well - tolerated with no signs of ICANS. • 8 out of 12 NHL patients (ORR=66%) achieved objective responses, incl. 6 complete responses (CRR=50%). • 7 out of 9 HL patients (ORR=78%) achieved objective responses, incl. 1 complete response (CRR=11%). Cash and cash equivalents of $11.8M*; Current cash runway expected to finance Company into Q2 2026 (assuming no additional grant funds are received) *as of June 30, 2025.

THANK YOU 20